EXHIBIT 32.1

STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

The undersigned, James C. Hagan, is the President and Chief Executive Officer of Westfield Financial, Inc. (the “Company”).

This statement is being furnished in connection with the filing by the Company of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2009 (the “Report”).

By execution of this statement, I certify that:

A)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

B)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350.  It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

August 7, 2009	/s/ James C. Hagan
Dated	James C. Hagan President and Chief Executive Officer

EXHIBIT 32.2

STATEMENT FURNISHED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

The undersigned, Leo R. Sagan, Jr., Chief Financial Officer of Westfield Financial, Inc. (the “Company”).

This statement is being furnished in connection with the filing by the Company of the Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2009 (the “Report”).

By execution of this statement, I certify that:

A)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)), and

B)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

This statement is authorized to be attached as an exhibit to the Report so that this statement will accompany the Report at such time as the Report is filed with the Securities and Exchange Commission, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350.  It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

August 7, 2009	/s/ Leo R. Sagan, Jr.
Dated	Leo R. Sagan, Jr. Chief Financial Officer